SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): MARCH 16, 1998


                         LASER MORTGAGE MANAGEMENT, INC.

             (Exact name of registrant as specified in its charter)


MARYLAND                                                           22-353916
(State or other jurisdiction of     (Commission                  (IRS Employer
 incorporation)                     File Number)                   ID Number)


51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NEW JERSEY                 07078
(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number,
 including area code:                             (973) 912-8770


                        N/A
(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

     On March 16, 1998, the Registrant issued a press release announcing the Board of Directors' declaration of a quarterly cash dividend to the Registrant's stockholders equal to $0.43 per share of common stock. The Registrant announced that the dividend would be payable on April 30, 1998 to stockholders of record on March 31, 1998. The complete text of the news release is set forth as Exhibit
20.1 hereto.

     Also on March 16, 1998, the Registrant issued a press release announcing the Board of Directors' approval of a stock repurchase program. The complete text of the news release is set forth as Exhibit 20.2 hereto.

Item 7.  Financial Statements, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS

None.

(b) PRO FORMA FINANCIAL STATEMENTS

None.

(c) EXHIBITS

20.1     News Release, dated March 16, 1998.
20.2     News Release, dated March 16, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LASER MORTGAGE MANAGEMENT, INC.


                                     By:/S/ THOMAS G. JONOVICH
                                        Name:   Thomas G. Jonovich
                                        Title:  Chief Financial Officer


Dated:  March 20, 1998

                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION

20.1        News Release, dated March 16, 1998.
20.2        News Release, dated March 16, 1998.